360 FUNDS

IMS Capital Value Fund
Institutional Class Shares (IMSCX)

IMS Strategic Income Fund
Institutional Class Shares (IMSIX)

Supplement dated August 27, 2025
To the Funds’ Prospectus and Statement of Additional Information
dated October 28, 2024

Notice of special shareholder meeting

At a special meeting of shareholders expected to be held on or about September 30, 2025 (the “Meeting”), shareholders of the IMS Capital Value Fund and the IMS Strategic Income Fund (collectively, the “Funds”) will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust and Pinnacle Wealth Advisors, Inc. (“Pinnacle”) and a new expense limitation agreement between the Funds and Pinnacle (the “New ELA”), including Pinnacle’s ability to recoup amounts that the current investment adviser previously waived or reimbursed under the current expense limitation agreement.

Shareholders of record as of August 26, 2025, will be eligible to vote at the Meeting. Proxy materials containing additional information about the New Advisory Agreement and New ELA will be mailed to such shareholders on or about September 15, 2025.

Summary of expected change of control

In August of 2025, Pinnacle announced that it would acquire IMS Capital Management, Inc. (“IMS”), the current investment adviser to the Funds. The transaction is expected to close on or about September 30, 2025 (the “Closing Date”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), this transaction will constitute a change in control of IMS, which will in turn result in the assignment and termination of the current investment advisory agreement (the “Current Advisory Agreement”) between the Trust and IMS. Shareholders are being asked to vote on the New Advisory Agreement to allow Pinnacle to manage the assets of the Funds.

The change of control will not affect the Funds’ investment strategy, daily management, fees, or expenses.

Interim Investment Advisory Agreement

At a meeting on August 26, 2025, the Board of Trustees of the Trust (the “Board”) approved an interim investment advisory agreement (the “Interim Agreement”) between the Trust and Pinnacle to take effect on the Closing Date if shareholders do not approve the New Advisory Agreement on September 30, 2025. Pursuant to the Interim Agreement, Pinnacle will provide advisory services to the Funds beginning on October 1, 2025, until the earlier of: (i) the date on which the Funds’ shareholders approve the New Advisory Agreement; or (ii) 150 days from the Closing Date. The Interim Agreement is identical in all material respects to the Current Advisory Agreement. However, under the Interim Agreement, all investment advisory fees will be held in escrow pending the approval of the New Advisory Agreement by the Funds.

At the Board meeting, the Board also approved the New Advisory Agreement and the New ELA between the Trust and Pinnacle, which is identical in all material respects to the current expense limitation agreement between the Trust and IMS, except for Pinnacle’s proposed ability to recoup amounts that IMS waived or reimbursed under the current expense limitation agreement.

This Supplement revises information in the Funds’ Prospectus and Statement of Additional Information dated October 28, 2024. If you would like another copy of the Funds’ Prospectus, call us at 1-877-244-6235 or write us at IMS Funds, c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

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